SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549

                              _____


                            FORM 8-K


                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of earliest event reported:   APRIL 1, 1994


                  ALLEGHENY LUDLUM CORPORATION
       (Exact name of registrant as specified in charter)


       PENNSYLVANIA                1-9498         25-1364894
(State or other jurisdiction    (Commission     (IRS Employer
     of incorporation)          file number)  Identification No.)


1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA          15222-5479
  (Address of principal executive offices)            (Zip code)


Registrant's telephone number,
  including area code:           (412) 394-2800


                        Page 1 of 3 Pages

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ITEM 5.  OTHER EVENTS

     On April 1, 1994, Allegheny Ludlum Corporation announced that the United Steelworkers of America (USWA), bargaining agent for many Allegheny Ludlum employees, had called a strike following the expiration of their labor contract covering 3,500 of Allegheny Ludlum's employees. Idled Allegheny Ludlum facilities include plants at Leechburg, Brackenridge, Natrona and Vandergrift, Pennsylvania; Wallingford, Connecticut; New Castle, Indiana; and Lockport, New York. Allegheny Ludlum continues operations at its Jessop Specialty Products facilities in Washington, Pennsylvania, which are covered under a separate labor agreement.

     The strike may have a material financial impact on the Company.


                        Page 2 of 3 Pages

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ALLEGHENY LUDLUM CORPORATION



                              By: /s/ James L. Murdy
                                 --------------------------
                                 James L. Murdy
                                 Senior Vice President-Finance
                                   and Chief Financial Officer



Dated:  April 7, 1994


                        Page 3 of 3 Pages

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